Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23AF

FORTIETH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Pursuant to the Ninteenth Amendment to the Agreement, which was made effective as of January 13, 2012 (Document #2311111) (the “19th Amendment”), Section 1(d) of ATTACHMENT B to the Tenth Amendment (Document #2307267) to the Agreement, which was made effective as of January 14, 2011, was amended to add a new subsection (iii).  CSG and Customer now desire to delete Section 1(d)(iii) added pursuant to the 19th Amendment in its entirety and is hereby replaced with the following:

(iii)

The following CIEs were not delivered by CSG to Customer at the time of migration to ACP.  CSG and Customer agree that Customer will notify CSG at such time that it is ready for delivery of the following CIEs.  Upon such notification and without limitation of CSG’s obligation to provide the following CIEs, CSG and Customer will work together in good faith to develop the deliverables and guidelines to deliver the following CIEs to Customer in a commercially reasonable time frame.

A.******** – PP – ****** ***** *********
B.******** – PP – ******* *** *** ***
C.******** – PP – *** ************* **** *********

2.

Pursuant to the 19th Amendment, SCHEDULE F, FEES, CSG SERVICES, Section I. Processing, subsection C. entitled “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Processing Fee,” was amended.  CSG and Customer now agree to delete subsection 10, as amended by the 19th Amendment, in its entirety and is hereby replaced with the following new subsection 10 to add Inactive Subscriber DDE to the list of DDEs covered by the monthly processing fee:

The recurring fee associated with one CCS daily data extract (“DDE”) that includes ********** ****** ****, ***** ****** ****, ********* ****** ****, ***** ****, ******* **** ****, ******** ****, ********* ****, ******** ********* ****** ****, and **** ***** ****; also includes the following files, ********** *******, ***, *************, **** ***** **, ******* **, ******** ********, *** ***********, ********, ********************, *** *****, *********** ********** *******, *** ********, ******, *** ******, *** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****-*** ******, ****** *** ****, ******* **** ** ****** ****-***, **** ******* *******, ****-*** ******– *****-*** ********, ****, *****, ***, ***, ******* *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(****-***), ******* ****** ******* (****-***), ******* *******, ********* ******* *** **** ****** *******, *** ******** ***, ******** ********** ***, and *** *****. Refer to Section I.E.4 under CSG SERVICES for the applicable fees associated with any additional CCS daily data extracts in excess of ***, as well as data extract refreshes and updates, that will be billed separately.

3.

(a)Pursuant to the Twenty-Third Amendment to the Agreement, dated May 25, 2012 (Document #2313021), the CSG Customer Profile service was added to the Agreement.  CSG and Customer now agree that CSG is no longer required to provide the Customer Profile service and both parties desire to delete the service from the Agreement.  Therefore, SCHEDULE A, “Services” of the Agreement is amended, to delete “CSG Customer Profile” from the list of Additional Services and EXHIBIT A-5, “Additional Services,” is hereby amended to delete the description for CSG Customer Profile.

(b)SCHEDULE F, FEES, CSG SERVICES, Section IX. entitled “CSG Customer Profile” of the Agreement is hereby deleted in its entirety and is replaced with the following:

“CSG SERVICES
IX. Reserved.”

(c)	SCHEDULE G, Performance Standards And Remedies, Section 2.11 entitled “******** ******* ************” of the Agreement is hereby deleted in its entirety and is replaced with the following:

“2.11 Reserved.”

(d)  EXHIBIT G-1, Performance Remedies, Section 1.c. entitled “******** ******* ************” of the Agreement is hereby deleted in its entirety and is replaced with the following:

“c. Reserved.”

(e)  SCHEDULE H, “CSG Systems, Inc. Business Continuity / Disaster Recovery Plan” of the Agreement is hereby amended to delete Customer Profile from the list of **** * services.

4.

Pursuant to the Twenty-Seventh Amendment to the Agreement, dated October 12, 2012 (Document #2314198), SCHEDULE F, FEES, CSG SERVICES, Section III.D entitled “CSG Monetary Payment Gateway” was amended to add MPG 3 Environment Fees for ***** (*) application servers.  CSG and Customer now agree that the correct number of application servers is **** (*).  Consequently, the MPG 3 Environment Fee is hereby deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
6. MPG 3 Environment Fees (Note 5)	*******	$********

Note 5: MPG 3 environment includes **** (*) application servers and *** (*) SQL database server.  If additional equipment is determined to be needed, the MPG 3 Environment Fees will be readdressed.

For clarification purposes, the current MPG 1, MPG 2, and MPG3 environments contain a total of ****** (**) application servers and ***** (*) database servers, which are included in the Monthly Active Subscriber Charge listed within SCHEDULE F, FEES, CSG SERVICES, Section I.C. entitled “Listing of Products and Services.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.	SCHEDULE F, FEES, Section I.D entitled “On Line Storage Allowances and Overage Charges” of the Agreement is hereby deleted in its entirety and replaced with the following:

Description of Item		******* On Line Storage Allowance ******** ** *** ******* ********** Fee (calculated per ****** **********, per system principle)	******* Overage Fee Per Item in Excess of Allowance (calculated per **** in excess of allowance, per system principle)
A.	Work Orders on file	*****	$******
B.	Statements stored on-line	*****	$******
C.	Details stored on-line	******	$******
D.	Memo lines stored on-line	*****	$******
E.	Inactive subscribers on file	****	$******

6.

(a) SCHEDULE G, Performance Standards And Remedies, Section 2. Performance Standards, subsection 2.2 entitled “*** **** ******** ****” of the Agreement is hereby deleted in its entirety and replaced with the following:

2.2 *** **** ******** ****. ******** **** for *** ************ shall ******* ** **** than *** (*) ******, measured over **** (*) **** *********** *********, as indicated in the table below.

**:** ** to **:** **	**:** ** to **:****	**:** ** to **:** **
**:** ** to **:** **	**:** ** to **:** **	**:** ** to **:** **

Customer acknowledges that the performance standards and the corresponding Service Level Credits in EXHIBIT G-1, “Performance Remedies” of the Agreement ** *** ***** when the *** ****** is ***********.

(b) EXHIBIT G-1, Performance Remedies, Section 2. entitled “*** **** ******** ****,” subsection a. “******* ***** *******” of the Agreement is hereby deleted in its entirety and replaced with the following:

a.

******* ***** *******.  Subject to the terms set forth in ******* *** of SCHEDULE G of the Agreement, CSG’s ******* ** ******** the **** ******** ***** shall ****** ** *** ******* ***** ******* set forth in the table below.

******** ****	Unit of Measurement	*******
* ******-* *******	**** (*) **** *******	$****** per * **** *********** ******
>* *******	**** (*) **** *******	$****** per * **** *********** ******

7.	Customer desires to use and CSG agrees to provide CSG Precision eCare® Statement Portable Document Format. Therefore:

(a) SCHEDULE A, “Services,” of the Agreement is hereby amended by adding “CSG Precision eCare® Statement Portable Document Format” to the list of Additional Services and is at no additional cost to Customer.

(b) EXHIBIT A-5, “Additional Services,” of the Agreement is hereby amended by adding the following at the end of the list of services set forth therein:

CSG Precision eCare® Statement Portable Document Format. CSG provides statements in pdf format as an image for Customer’s CSG Precision eCare instance.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.	Customer desires to use and CSG agrees to provide CSG InView Statement Archival. Therefore:

(a)	SCHEDULE A, “Services,” of the Agreement is hereby amended by adding "CSG InView Statement Archival" to the list of Additional Services.

(b) EXHIBIT A-5, “Additional Services,” of the Agreement is hereby amended by adding the following at the end of the list of services set forth therein:

CSG InView Statement Archival.  CSG InView Statement Archival is a CSG-hosted, online statement archive solution that will replace Customer's current CD-ROM or DVD Archival for Statements.

(i)

Customer's statements, including statement backers and ad pages, will be generated by CSG in a pdf format within *** (*) **** of statement data receipt and maintained in a CSG data repository. Customer will be allowed to view and retrieve its subscribers' archived statements in pdf format.   CSG InView Statement Archival will permit Customer access to its subscribers' current and prior statements for a period of up to ***** (**) ****** (“Statement Data Retention Period”), dating from January 15, 2013, after which time the statement data will be purged and will no longer be accessible to Customer.  For Customer's new subscribers, statement image history will be available within *** (*) **** of subscriber’s cycle date.

(ii)  Upon implementation of CSG InView Statement Archival, pursuant to a Statement of Work therefor executed by the parties, references to "CD-ROM/DVD Archival for Statements" are hereby deleted; provided, however, that for a period of ***** (**) **** after implementation, Customer's CD-ROM or DVD Archival for Statements were made available to Customer along with Customer's access to CSG InView Statement Archival, after which time, Customer's CD-ROM or DVD Archival for Statements were no longer made available.

(c) SCHEDULE F, FEES, of the Agreement, CSG SERVICES,  Item 3 of Section I.E. including, but not limited to subsection a) thereof; and Item 5 in the list that follows the phrase “The fee for AESP Statement processing set forth in this Section III.A under CSG SERVICES includes the following, with exceptions noted:” in Section III.A. entitled “Print and Mail Services”; and Section III.A. Item VII in the table that appears on pages 74 and 75 of the Agreement (in SCHEDULE F thereof) Note 10 that immediately follows such table; and Note 1 that appears immediately below the table set forth in Section VII.E. are hereby deleted in their entirety and replaced with the following:

“Reserved.”

9.

Attachment 1 to Exhibit B-1(a) of the Agreement is hereby amended by deleting  report # ****-*** and its associated description and adding report # ****-*** and the following description: “CommTax Summary Register Report”.

10. (a)

Pursuant to the Twenty-Eighth Amendment to the Agreement, dated October 12, 2012 (Document #2313973), the CSG InfoCast Files service was added to the Agreement.  CSG and Customer now agree that CSG is not required to provide the ****-*** – ******** ***** ****** and ****-*** – ****** *** ******** ******. Therefore, SCHEDULE A, “Services” of the Agreement is hereby amended, to delete “****-*** – ******** ***** ******” and “****-*** – ****** *** ******** ******” from the list of InfoCast Files in Section 2 of such Twenty-Eighth Amendment.

(b)	SCHEDULE A, “SERVICES,” of the Agreement is hereby amended to add the following as a new Attachment 1 to Exhibit A-5:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 1 to Exhibit A-5

InfoCast Files

Report #	Report Description
****-***	********* ****** **** ******* ******
****-***	****** **** ******* ******
****-***	*** ******** ******
****-***	**** ******** ******
****-***	********* ****** **** *********

11.  CSG and Customer agree the table provided in SCHEDULE M, “Designated Environment and Required Equipment Variances” is hereby deleted in its entirety and replaced with the following:

“None applicable.”

12.  CSG and Customer agree that, effective as of July 19, 2013, CSG Screen Express is no longer used by Customer and no longer supported by CSG.  Therefore, effective as of July 19, 2013, CSG Screen Express is hereby deleted from the Agreement in SCHEDULE B, “CSG Products”; EXHIBIT B-1, “CSG Products and User I.D.”; and EXHIBIT B-1(a), “CSG Product Description”; Section 12(b), “CSG Products”; SCHEDULE C, “Export Approved Products And Export Approved Countries”; SCHEDULE F, FEES, CSG SERVICES, Section 1.C Items 20 and 21; and SCHEDULE F, FEES, CSG LICENSED PRODUCTS, Section I.B.5.; and SCHEDULE F, FEES, CSG LICENSED PRODUCTS, Section I.B.5. Item 2.

(a) CSG shall make available to Customer a ****** ** *** ******* *** ******** ******* ($**********) to be used at Customer discretion for existing products not currently listed on Schedules A and B or new products when and if available.  The ****** will not be available for the payment of amounts invoiced for work performed and invoiced on an hourly basis and shall not be refundable to Customer.  CSG and Customer shall mutually agree in a separately executed Statement of Work or amendment(s), which agreement shall not be unreasonably withheld, conditioned or delayed by CSG, upon the products that Customer will purchase with such ****** and the pricing thereof.  CSG shall use commercially reasonable efforts to inform Customer of the outstanding balance of such ****** on a calendar quarterly basis.

13.  CSG and Customer agree that pursuant to SOW #2304265, ******** – ******** ******* ****** and ****-*** ******* ******** ****** are hereby added to the table set forth in Attachment 1 to Exhibit B-1(a).

14.  CSG and Customer agree the table set forth in SCHEDULE J, entitled “Outstanding SOWs” is hereby deleted in its entirety and replaced with the following:

Document Number	Document Name	Doc Type	Execution Date
230-2289	Increased MIPS Capacity for 2009	SOW	11/18/2009

15.

(a)Pursuant to the Thirty-Second Amendment to the Agreement, dated May 22, 2013 (Document #2314231) (the “Thirty-Second Amendment”), the Order, Job and Item Updates Optional Tables in CSG Vantage service was added to the Agreement.  CSG and Customer now agree that CSG is not required to provide the Order, Job and Item Updates Optional Tables in CSG Vantage service and both parties desire to delete the service from the Agreement.  Therefore, SCHEDULE A, entitled “Services” of the Agreement is hereby amended, to delete “Order, Job and Item Updates Optional Tables in CSG Vantage” from the list of Additional Services and EXHIBIT A-5, entitled “Additional Services,” is hereby amended to delete the description for Order, Job and Item Updates Optional Tables in CSG Vantage.

(b)The parties acknowledge that (a) a new Section XII. of SCHEDULE F, FEES, CSG SERVICES, of the Agreement (“Schedule F”)  was added pursuant to the Thirty-First Amendment to the Agreement, dated April 8, 2013 (Document #2501030) (the “Thirty-First Amendment”), and that (b) pursuant to the Thirty-Second Amendment, another section was added to Schedule F that was erroneously also numbered Section XII. (“Section XII-2”).  Section XII-2 is hereby deleted in its entirety.  For clarity, the Section XII. of Schedule F that was added pursuant to the Thirty-First Amendment remains in full force and effect.

(c)

SCHEDULE G, Performance Standards And Remedies, Section 2.13 entitled “****** *** *** **** ******* ******** ****** ** *** *******” of the Agreement is hereby deleted in its entirety and replaced with the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“2.13 Reserved.”

(d)

The table that appears in EXHIBIT G-1, Performance Remedies, Section 3. entitled “******* ***** ******* *** ***** *********** *********” is hereby amended to delete in its entirety the item entitled “****** *** *** **** ******* ******** ****** ** *** *******.”

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c. (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael K McClaskey	By: /s/ Joseph T Ruble
Name: Michael K. McClaskey	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP, CAO & General Counsel
Date: 2/3/14	Date: 5 Feb 2014